                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 9, 2006

                                Orthometrix, Inc.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                             0-26206                             06-1387931
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 State or other jurisdiction of          (Commission File Number)                  (IRS Employer
         incorporation)                                                         Identification No.)

         106 Corporate Park Drive, Suite 102, White Plains, NY                         10604
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         (Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code: (914) 694-2285

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|      Written communication pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

ORTHOMETRIX, INC. (OTCBB: OMRX) announced today its financial results for the first quarter ended March 31, 2006.

Revenue for the first quarter ended March 31, 2006 increased by 59% to $748,066 compared with $470,980 for the first quarter ended March 31, 2005. Gross Margin for the first quarter ended March 31, 2006 increased to 70% compared with 63%
for the first quarter ended March 31, 2005. The net loss for the first quarter of 2006 decreased by 59% to $253,167 compared with a 2005 first-quarter net loss of $616,865.

Sequentially, revenue for the first quarter ended March 31, 2006 increased by
114% to $748,066, compared with $349,080 for the quarter ended December 31,
2005. The net loss for the first quarter of 2006 decreased by 71% to $253,167 compared with a net loss of $864,884 for the quarter ended December 31, 2005.

Reynald Bonmati, Chairman and Chief Executive Officer of Orthometrix, commented,
"We are very pleased with the financial results of our last quarter which started to show the impact of the sale of our new Orbasone(TM) ESWT Pain
Management System recently approved by the FDA for the treatment of chronic plantar fasciitis (foot pain). The recruitment and training of our Orbasone direct sales team has been completed and we are now building Orbasone inventory to respond to the expected demand for our ESWT system. Sales of our patented
Whole Body Vibration exercise and conditioning systems to professional sports teams have also been increasing and I am quite bullish about the future of our
Company."

Orthometrix, Inc. markets, sells and services several musculoskeletal product lines used in pharmaceutical research, diagnostic and monitoring of bone and muscle disorders, sports medicine, rehabilitative medicine, physical therapy and pain management.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of May, 2006.

                                       ORTHOMETRIX, INC.

                                       By: /s/ Neil H. Koenig
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                                               Neil H. Koenig
                                               Chief Financial Officer